Baird Intermediate Municipal Bond Fund

Trading Symbols:             BMBSX – Investor Class Shares
BMBIX – Institutional Class Shares

Summary Prospectus

May 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at www.bairdfunds.com.  You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com.  The Fund’s prospectus and statement of additional information, both dated May 1, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective
The primary investment objective of the Baird Intermediate Municipal Bond Fund (the “Fund”) is to seek current income that is substantially exempt from federal income tax.  A secondary objective is to seek total return with relatively low volatility of principal.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.55%	0.30%

Example
This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$56	$176	$307	$689
Institutional Class Shares	$31	$97	$169	$381

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.7% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests in municipal securities issued by governmental authorities throughout the United States and its territories.  The Fund primarily purchases general obligation and pre-refunded bonds issued for any purpose, and revenue bonds funding education, housing, transportation and essential services including, without limitation, water, sewer and electricity.  The Fund uses the Barclays Capital 7-Year General Obligation Bond Index as its benchmark.  The Barclays Capital 7-Year General Obligation Bond Index is an unmanaged, market value weighted index consisting of investment grade state and local general obligation bonds.

The Fund invests principally in investment grade, intermediate-term municipal obligations issued by state and local authorities exempt from federal income tax.  The Fund normally invests at least 80% of its net assets in a diversified portfolio of bonds and debentures, the interest on which is exempt from regular federal income and alternative minimum taxes.  Municipal obligations purchased by the Fund will be:

•	Investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Advisor;

•	Municipal notes and other short-term obligations rated SP-1 by S&P or MIG-1 by Moody’s; or

•	Tax-exempt commercial paper rated A-1 by S&P or VMIG-1 by Moody’s.

The Advisor attempts to keep the duration of the Fund’s portfolio substantially equal to that of its benchmark.  The dollar-weighted average portfolio effective maturity of the Fund will normally be more than five years but less than eight years.

In determining which securities to buy for the Fund, the Advisor attempts to achieve the Fund’s investment objectives primarily in three ways:

•
Yield curve positioning:  The Advisor selects securities with maturities and yields that it believes have the greatest potential for achieving the Fund’s objective, while attempting to match the average duration of the securities in the Fund with the average duration of the securities in the Fund’s benchmark.

•	Sector allocation: The Advisor invests in securities in those sectors which it believes represent the greatest potential for achieving the Fund’s objectives.

•	Security selection: The Advisor determines which issuers it believes offer the best relative value within each sector and then decides which available securities of that issuer to purchase.

The Advisor generally will sell a security when, on a relative basis and in the Advisor’s opinion, it will no longer help the Fund attain its objective.

Principal Risks

Please be aware that you may lose money by investing in the Fund.  The following is a summary description of certain risks of investing in the Fund.

Management Risks
The Advisor may err in its choices of securities or portfolio mixes.  Such errors could result in a negative return and a loss to you.

Bond Market Risks
A bond’s market value is affected significantly by changes in interest rates – generally, when interest rates rise, the bond’s market value declines and when interest rates decline, its market value rises (“interest-rate risk”).  Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield.  Conversely, a bond with a shorter maturity will entail less interest rate risk but have a lower yield (“maturity risk”).  A bond’s value may also be affected by changes in its credit quality rating or the issuer’s financial condition (“credit-quality risk”).  U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.

Credit Quality Risks
Individual issues of municipal obligations may be subject to the credit risk of the municipality, borrower or issuer (“obligor”).  Therefore, the obligor may experience unanticipated financial problems and may be unable to meet its payment obligations.  Municipal obligations held by the Fund may be adversely affected by political and economic conditions and developments (for example, legislation reducing state aid to local governments).  Bonds receiving the lowest investment grade rating may have speculative characteristics and, compared to higher grade securities, may have a weakened capacity to make principal and interest payments due to changes in economic conditions or other adverse circumstances.  Ratings are essentially opinions of the credit quality of an issuer and may prove to be inaccurate.

Municipal Obligations Risks
Because the Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or the interest on which is paid solely from revenues of similar projects, changes in economic, business or political conditions relating to a particular state or type of projects may have a disproportionate impact on the Fund.

Municipal obligations that the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities.  If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

The repayment of principal and interest on some of the municipal securities in which the Fund may invest may be guaranteed or insured by a monoline insurance company.  If a company insuring municipal securities in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.

Tax Risks
Municipal securities may decrease in value during times when tax rates are falling.  The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations.  Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Liquidity Risks
Certain securities may be difficult or impossible to sell at the time and price that the Advisor would like to sell.  The Advisor may have to lower the price, sell other securities or forego an investment opportunity, any of which may have a negative effect on the management or performance of the Fund.

Valuation Risks
The prices provided by the Fund’s pricing service or independent dealers or the fair value determinations made by the valuation committee of the Advisor may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.  The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance
The performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and since inception compare with those of a broad measure of market performance.  Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund toll-free at 1-866-442-2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	4th quarter 2008	5.22%
Worst quarter:	2nd quarter 2004	-2.63%

After-tax returns are shown only for Institutional Class shares, and the after-tax returns for Investor Class shares will vary.  After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  After-tax returns are not relevant if you hold your shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account.

Average Annual Total Returns as of December 31, 2010	1 Year	5 Years	Since Inception (3/30/01)
Institutional Class
Return Before Taxes	2.42%	4.71%	4.92%
Return After Taxes on Distributions	2.39%	4.70%	4.90%
Return After Taxes on Distributions and Sale of Fund Shares	2.53%	4.51%	4.74%
Investor Class
Return Before Taxes	2.11%	4.43%	4.65%
Barclays Capital 7-Year General Obligation Bond Index	4.34%	5.15%	5.00%
(reflects no deduction for fees, expenses or taxes)

Investment Advisor
Robert W. Baird & Co. Incorporated is the Fund’s investment advisor.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Mary Ellen Stanek, CFA	2001	Chief Investment Officer for Baird Advisors and Managing Director of the Advisor

Gary A. Elfe, CFA	2001	Senior Portfolio Manager and Director of Fixed Income Research and Trading for Baird Advisors and Managing Director of the Advisor

Charles B. Groeschell	2001	Senior Portfolio Manager for Baird Advisors and Managing Director of the Advisor

Warren D. Pierson, CFA	2001	Senior Portfolio Manager for Baird Advisors and Managing Director of the Advisor

Daniel A. Tranchita, CFA	2001	Senior Portfolio Manager for Baird Advisors and Managing Director of the Advisor

M. Sharon deGuzman	2001	Senior Portfolio Manager for Baird Advisors and Senior Vice President of the Advisor

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or overnight delivery (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202), by wire transfer, by telephone at 1-866-442-2473, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs) and Coverdell Education Savings Account	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$25,000 – All Account Types	No minimum

Tax Information
The Fund intends to make tax-exempt distributions.  However, some of the Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.